EXHIBIT 32 .01


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Microelectronics Technology Company (the "Company") on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Wei-Chieh Wang, Chief Executive Officer of the
Company,  certify,  pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

  /s/ Wei-Chieh Wang
      --------------
      Wei-Chieh Wang
Director & Chief Executive Officer

November 10, 2010














EXHIBIT 32 .02


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Microelectronics Technology Company., (the "Company") on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Albert Ng, Chief Financial Officer of the
Company,  certify,  pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the
requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Albert Ng
    ---------
    Albert Ng
Director & Chief Financial Officer

November 10, 2010